BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Large Cap Focus Growth V.I. Fund

(the “Fund”)

Supplement dated August 30, 2017 to the Statement of Additional Information (“SAI”) of the Fund, dated June 12, 2017, as supplemented to date

Effective immediately, the following change is made to the SAI:

The section of the SAI entitled “Management and Advisory Arrangements — Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services

The Company has entered into an agreement with JPMorgan Chase Bank, N.A. (“JPM”) pursuant to which JPM provides certain accounting services to the Funds. The Manager provides certain accounting services to each Fund and each Fund reimburses the Manager for such services. Prior to August 28, 2017, BNY Mellon provided these accounting services to the Fund.

Shareholders should retain this Supplement for future reference.

SAI-VARLCG-0817SUP